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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 26, 2002


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


              Ohio                         1-8519              31-1056105
  (State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                   Identification No.)

     201 East Fourth Street
        Cincinnati, Ohio                                          45202
(Address of principal executive                                 (Zip Code)
          offices)

       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                          BROADWING INC.


ITEM 5.   OTHER EVENT.

         Broadwing Inc. (NYSE: BRW) issued a press release on July 24, 2002 appointing Tom Schilling as Chief Financial Officer and naming Mary McCann to the newly created position of Senior Vice President of Internal Controls. A copy of the press release is attached as Exhibit 99(i).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)

                  (i) Exhibit 99(ii) - Press Release of Broadwing Inc. dated July 25, 2002.







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BROADWING INC.


                                    By:      /s/ Jeffrey C. Smith
                                         --------------------------------------
                                             Jeffrey C. Smith

                                    Chief Human Resources Officer, General
                                    Counsel and Corporate Secretary



Date:  July 26, 2002